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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of Earliest Event Reported): JUNE 30, 2000


                               EB2B COMMERCE, INC.
               (Exact Name of Registrant as Specified in Charter)


          NEW JERSEY                  0-10039              22-2267658
(State or Other Jurisdiction of    (Commission   (I.R.S. Employer Identification
        Incorporation)              File Number)             Number)


                               EB2B COMMERCE, INC.
               (Exact Name of Registrant as Specified in Charter)

      29 West 38th Street, New York, New York                  10018
(Address of Registrant's Principal Executive Offices)       (Zip Code)

                                 (212) 868-0920
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Background:

On April 18, 2000, eB2B Commerce, Inc., a privately held Delaware corporation ("eB2B"), merged with and into DynamicWeb Enterprises, Inc., a New Jersey corporation and an SEC registrant ("DynamicWeb"), with the surviving company using the name 'eB2B Commerce, Inc.' (the "Registrant"). Prior to the merger, eB2B's independent accountants were Ernst & Young LLP and DynamicWeb's independent accountants were Richard A. Eisner & Company, LLP ("Richard Eisner"). As part of the reverse acquisition, eB2B is the accounting acquirer and DynamicWeb is the legal acquirer.

(i) The Registrant has terminated its engagement with Richard Eisner effective June 30, 2000.

(ii) The reports of Richard Eisner on DynamicWeb's financial statements for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles, except for their report, dated November 19, 1999 and related to the financial statements of DynamicWeb for the years ended September 30, 1999 and 1998, which contains an explanatory paragraph regarding substantial doubt that exists in relation to DynamicWeb's ability to continue as a going concern. This explanatory paragraph was unrelated to the Registrant's decision to terminate its engagement with Richard Eisner.

(iii) The decision to change independent accountants was recommended and approved by the Board of Directors of the Registrant.

(iv) During the two most recent fiscal years and through June 30, 2000, there have been no disagreements with Richard Eisner, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Richard Eisner, would have caused it to make reference to the subject matter of the disagreement in their reports on the financial statements for such periods within the meaning of Item 304(a)(1)(iv) of Regulation S-B.

The Registrant has provided Richard Eisner with a copy of this disclosure and has requested that Richard Eisner furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated July 7, 2000, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

16. Letter of Richard Eisner


ITEM 8. CHANGE IN FISCAL YEAR

On April 18, 2000, in connection with the merger of eB2B with and into DynamicWeb, the Registrant determined to change its year-end to December 31, the year-end date of eB2B. The Registrant will commence utilizing the calendar year-end with its Form 10-Q for the quarterly period ended June 30, 2000, which will cover the three and six-months ended June 30, 2000 and 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2000

                                           eB2B Commerce, Inc.


                                           By:   /s/ Victor L. Cisario
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                                           Name: Victor L. Cisario
                                           Title: Chief Financial Officer